Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-118721) pertaining to the National-Oilwell, Inc. Amended and Restated Stock Award and Long-Term Incentive Stock Plan;
(2)
Registration Statement (Form S-8 (No. 333-123286) pertaining to the Varco International, Inc. Deferred Compensation Plan;
(3)
Registration Statement (Form S-8 No. 333-123287) pertaining to the Varco International Inc. 2003 Equity Participation Plan; Stock Option Plan for Non-Employee Directors, as amended; Varco International, Inc. 1990 Stock Option Plan; 1994 Directors’ Stock Option Plan; and Varco International, Inc. 401(k)/Profit Sharing Plan;
(4)
Registration Statement (Form S-8 No. 333-123301) pertaining to the National Oilwell Varco, Inc. Employee Stock Purchase Plan;
(5)
Registration Statement (Form S-8 No. 333-123310) pertaining to the National Oilwell Varco Long-Term Incentive Plan;
(6)
Registration Statement (Form S-8 (No. 333-159333) pertaining to the National Oilwell Varco Long-Term Incentive Plan;
(7)
Registration Statement (Form S-8 No. 333-188818) pertaining to the National Oilwell Varco Long-Term Incentive Plan;
(8)
Registration Statement (Form S-8 No. 333-211537) pertaining to the National Oilwell Varco Long-Term Incentive Plan;
(9)
Registration Statement (Form S-8 No. 333-224892) pertaining to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan;
(10)
Registration Statement (Form S-8 No. 333-231779) pertaining to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan;
(11)
Registration Statement (Form S-8 No. 333-238529) pertaining to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan;
(12)
Registration Statement (Form S-8 No. 333-265171) pertaining to the NOV Inc. Long-Term Incentive Plan; and
(13)
Registration Statement (Form S-8 No. 333- 287424) pertaining to the NOV Inc. Long-Term Incentive Plan of our reports dated February 12, 2026, with respect to the consolidated financial statements and effectiveness of internal control over financial reporting of NOV Inc. included in this Annual Report (Form 10-K) of NOV Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Houston, Texas

February 12, 2026